Investor Presentation November 18, 2021 Exhibit 99.1

2 Legal Disclosures This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent the Company’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on such statements. Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: changes in general economic conditions, including levels of unemployment and bankruptcies; the impact of the recent outbreak of a novel coronavirus (COVID-19), including on the Company’s access to liquidity and the credit risk of the Company’s finance receivable portfolio; risks associated with the Company’s ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support its operations and initiatives; risks associated with the Company’s loan origination and servicing software system, including the risk of prolonged system outages; risks related to opening new branches, including the ability or inability to open new branches as planned; risks inherent in making loans, including credit risk, repayment risk, and value of collateral, which risks may increase in light of adverse or recessionary economic conditions; risks associated with the implementation of new underwriting models and processes, including as to the effectiveness of new custom scorecards; risks relating to the Company’s asset-backed securitization transactions; changes in interest rates; the risk that the Company’s existing sources of liquidity become insufficient to satisfy its needs or that its access to these sources becomes unexpectedly restricted; changes in federal, state, or local laws, regulations, or regulatory policies and practices, and risks associated with the manner in which laws and regulations are interpreted, implemented, and enforced; changes in accounting standards, rules, and interpretations, and the failure of related assumptions and estimates, including those associated with the implementation of current expected credit loss (CECL) accounting; the impact of changes in tax laws, guidance, and interpretations; the timing and amount of revenues that may be recognized by the Company; changes in current revenue and expense trends (including trends affecting delinquencies and credit losses); changes in the Company’s markets and general changes in the economy (particularly in the markets served by the Company); changes in the competitive environment in which the Company operates or a decrease in the demand for its products; the timing and amount of future cash dividend payments; risks related to acquisitions; changes in operating and administrative expenses; and the departure, transition, or replacement of key personnel. The foregoing factors and others are discussed in greater detail in the Company’s filings with the SEC. The COVID-19 pandemic may also magnify many of these risks and uncertainties. The Company cannot guarantee future events, results, actions, levels of activity, performance, or achievements. The Company will not update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. This presentation also contains certain non-GAAP measures.  Please refer to the Appendix accompanying this presentation for a reconciliation of non-GAAP measures to the most comparable GAAP measures.

3 Investment Highlights Modern Infrastructure & Digital Capabilities

4 Strong Profitability While Investing for the Long-Term Credit performance remains very strong through prudent underwriting to rigorous pre-pandemic standards, ongoing investment in custom scorecards, enhanced verification processes, and the use of alternative data in risk and response models Year-over-year record loan growth of $255 million, or 24.0% (1) Digital initiatives, new state expansion, and new product development drove record growth Growth Performance Credit Technology 372 branches in 13 states (1) Total receivables of $1.3 billion (1) Omni-channel originations: branches, direct mail, digital, and retailers Profile Enhanced prequalification capabilities and tighter integration with digital affiliate partners to drive better digital leads Piloting fully digital fulfillment for guaranteed loan offers Upgraded core loan management system to improve resiliency As of September 30, 2021 7.8% ROA and 32.4% ROE (year-to-date annualized) (1)

5 Abundant Market Opportunity to Serve the Underserved Approximately 75 million Americans generally align with Regional’s customer base $76 billion market opportunity – RM has less than 2% market share; significant runway for growth $4.1 Trillion Consumer Finance Market (1) 29% of US Population with FICO Between 550 & 700 (2) Personal Installment Loans Account for ~$76 billion (1) Sourced from Equifax US National Consumer Credit Trends Report; September 2021, sourced from September 2021 publication Sourced from Dornhelm, Ethan. “Average U.S. FICO® Score at 716, Indicating Improvement in Consumer Credit Behaviors Despite Pandemic.” FICO.com, 17 Aug. 2021, www.fico.com/blogs/average-us-ficor-score-716-indicating-improvement-consumer-credit-behaviors-despite-pandemic.

6 Supporting Growth to Generate Shareholder Value Digital initiatives, new-state expansion, and new product development drive record growth Differentiated go-to-market strategy offering small and large loans Well-established, cost-efficient omni-channel sales with integrated marketing Modernized infrastructure streamlines customer experience while enabling digital capabilities (integrated prequalified leads, guaranteed loan offer product, end-to-end digital originations) Enhanced capabilities further stabilize credit (custom scorecards, enhanced verification processes, alternative data in risk/response models) Utilize scale, digital capabilities, and lighter branch footprint to drive operating leverage High customer satisfaction and loyalty Diversified, fixed-rate funding sources

7 Omni-Channel Approach to Growth Net Finance Receivables Geographic Footprint (1) Date of Entry: SC: 1987 TX: 2001 NC: 2004 TN: 2007 AL: 2009 OK: 2011 NM: 2012 GA: 2013 VA: 2015 MO: 2018 WI: 2018 IL: 2021 UT: 2021 Legacy States (prior to 2021) 2021 New States To Date (IL, UT) Potential Future State Expansion (1) Branch count as of September 30, 2021, with a total count of 372 15 110 24 18 11 19 23 38 56 10 44 3 1 Multiple channels and products provide attractive market opportunities 3Q 21 year-over-year record loan growth of $255 million, or 24.0% Plan to enter 5-7 new states by the end of 2022

Multi-Product Offering Fits Customer Needs

REGIONAL MANAGEMENT

- Product suite provides multiple solutions for customers as their credit needs evolve
- Easy-to-understand products based on credit underwriting and ability to repay
- Ability to cost-effectively "graduate" qualified small loan customers to larger loans at reduced rates

	Small	Large	Retail
Customer Need	• Short-term cash needs • Bill payment • Back-to-school expenses • Auto repair	• Loan consolidation • Medical expenses • Home repairs	• Home furnishings • Appliances • Televisions and electronics
Size (1)	Range: $500 to $2,500 Average: ~$2,000	Range: $2,501 to $25,000 Average: ~$6,100	Range: Up to $7,500 Average: ~$2,600
Term	Up to 48 months	18 to 60 months	6 to 48 months
Security	Non-essential household goods	Title to a vehicle and/or non-essential household goods	Purchased goods (e.g. furniture)
Net Finance Receivables (2)	$419.6 million	$882.5 million	$10.4 million
# of Loans (2)	257,000	171,300	7,100
Average APR (3)	42.7%	29.9%	21.2%

(1) Represents the average origination loan size (new and renewal) as of September 30, 2021
(2) Approximate figures as of September 30, 2021
(3) Fixed interest rates; represents average portfolio APR as of September 30, 2021

Note: Product offering table excludes $1.8 million auto portfolio (as of September 30, 2021), as the Company is no longer originating auto loans.

8

Our Typical Customer Annual income (1) $45,000 Some college or advanced degree (1) 56% Our customer demographics… How we solve their financial needs… Average age 53 years Homeownership 52% (1) Sourced from Fall 2021 Customer Satisfaction Survey 9

Top-Shelf Customer Experience Net promoter score of 63, representing our customers’ strong loyalty and willingness to recommend our products to others (1) 90+% favorable ratings for key attributes (1): Loan process was quick, easy, and understandable People are professional, responsive, respectful, knowledgeable, helpful, and friendly 92% of customers would apply to Regional Finance first the next time they need a loan Continued investment in digital channels, remote servicing options, and laser focus on delivering a positive customer experience has allowed us to maintain strong metrics (1) Sourced from Fall 2021 Customer Satisfaction Survey (1) 10

$100.3MM Omni-Channel Originations Provide Market Opportunities Regional Branch Network Supports All Origination Channels Personal Relationships with Customers Convenience Check Loans Furniture and Appliance Retailers (Relationships with approx. 300 retailers) $235.5MM 73% Large Loans 27% Small Loans $691.8MM $5.6MM Digital Lead Generation / Partnership Affiliates Direct Mail Retailers Digital New customers as of September 30, 2021 YTD as of September 30, 2021 11 Branches continue to be an integral part of Regional’s omni-channel strategy Mail campaigns attracted approximately 150,000 new customers to Regional within the last 12 months (1) Majority of new customers come through the Direct Mail and Digital channels Omni-Channel Originations (2) Branch

12 Originations Increase & Delinquencies Remain Low 3Q 21 originations are up 34.6% year-over-year Record volume driven by growth initiative originations of $128.6 million in 3Q 21 Digital channel all-time high originations of $48.1 million, up from $36.0 million in 2Q 21 3Q 21 delinquency is flat year-over-year and down 180 basis points from 3Q 19; expected to gradually rise

Branch Mobile Phone Originate Service Renew existing future Omni-Channel Capabilities Browser 13 Developing Capabilities to Provide Choices for Customers

Digital Journey – Past, Present and Future

	Past	Present	Future
Improved Branch Loan Origination Process Through Automation	• Paper-based loan application process • Labor intensive data entry required to onboard loans	• Standardized system workflows • Remote loan closings • Debt consolidation tools	• Paperless loan execution • Automated digital verifications
Loan Servicing Enhancements Provide Optionality for Customers and Strengthened Controls	• Legacy end-of-life system • Limited controls • Tangible risk of system outages	• Electronic and recurring payments with text reminders • Functional customer portal • Recent core system upgrade • Focused stabilization agenda	• Modernization of servicing portal and new customer app • Centralized servicing capabilities • Omni-channel customer communications
Integrated Underwriting Process and Flexible Decision Capabilities	• Manual paper-based underwriting process • Primarily paper and fax workflow	• Automated decisioning • Configurable offer and pricing rules • Custom model and scorecards	• AI-based underwriting models • Modern, flexible decisioning services platform • Broad access to novel data
Digital Capabilities Attracting New Customers	• Rudimentary processes • Simple linking ads with online partners • Limited digital lead volumes	• API integrations with online affiliate partners • Prequalified lead flow driving significant loan volumes • Online guaranteed loan offers • Modern, cloud-based digital services development pipeline	• End-to-end online originations • Digital verifications • ACH loan disbursements • Centralized sales capabilities

14

Digitally Sourced Originations – Record High Digital originations are sourced from either our affiliate partnerships or directly from our website All digitally sourced loans are underwritten in our branches by our custom credit scorecards and serviced by our branches Our new digital volume represented 27.7% of our total new borrower volume in 3Q 21 Large loans represented 57.2% of new digitally sourced loans booked 15

Record High Portfolio Growth ($ in millions) ($ in millions) Net Finance Receivables Total Revenue 16 Year-over-year record loan growth of $255 million, or 24.0% Digital initiatives, new-state expansion, and new product development drive record growth Continuous revenue growth through market cycles As of September 30 (1) (1) (1) (1)

Strong Profitability - Now & Through the Cycle ($ in millions) Net Income & Diluted Earnings Per Share Return on Assets & Return on Equity 17 As of September 30 (1) (1) (1) (1)

Robust Loan Approval Process 18 Custom automated decision engine used to determine if customer qualifies for product offerings based on risk profile and ability to repay Maintained rigorous pre-pandemic underwriting standards with the addition of enhanced verification processes and the use of alternative data in risk and response models

Expense Ratios

Operating Expense Ratio

($ in millions)


$118.6
$131.0
$140.3
$157.0
$176.3
17.8%
17.3%
16.1%
15.6%
16.4%
16.0%
2016
2017
2018
2019
2020 (1) (2)
G&A Expense
% of ANR
Non-GAAP % of ANR


$131.5
$140.0
16.4%
15.8%
16.0%
16.0%
YTD 20 (1) (2) (5)
YTD 21 (3) (5)
G&A Expense
% of ANR
Non-GAAP % of ANR

Efficiency Ratio

($ in millions)


$118.6
$131.0
$140.3
$157.0
$176.3
49.3%
48.1%
45.7%
44.1%
47.2%
45.7%
2016
2017
2018
2019
2020 (1) (2)
G&A Expense
% of Revenue
Non-GAAP % of Revenue


$131.5
$140.0
47.6%
45.6%
45.3%
45.1%
YTD 20 (1) (2) (4) (5)
YTD 21 (3) (5)
G&A Expense
% of Revenue
Non-GAAP % of Revenue

(1) Normalized to exclude $3.8 million of non-operating costs; $3.1 million related to the CEO transition and $0.7 million from the system outage. This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure.
(2) Normalized to exclude $0.8 million of severance related to workforce actions. This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure.
(3) Normalized to exclude branch optimization costs of $0.7 million. This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure.
(4) Normalized to exclude non-operating total revenue of $0.4 million related to the system outage and a $1.3 million reserve for unemployment insurance claims related to COVID-19. This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure.
(5) As of September 30

19

20 Diversified Liquidity Profile Weighted-Average Coupon Private Offering closed in October 2021 - allows for funding of loans with APRs greater than 36% Long history of liquidity support from a strong group of banking partners Diversified funding platform with a senior revolving facility, warehouse facilities, and securitizations

21 Strong Funding Profile This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. Annualized interest expense as a percentage of average net finance receivables As of September 30, 2021, total unused capacity was $722 million (subject to borrowing base) Available liquidity of $194 million as of September 30, 2021 Fixed-rate debt represented 78% of total debt as of September 30, 2021 (87% of total debt following the closing of the private securitization on October 8, 2021) Senior revolver has a 1% LIBOR floor; as such, we are nearing the lower end of our cost of funds (1) (2)

22 Delivering Returns to Shareholders The Board of Directors and Management have confidence in our business model’s ability to generate excess capital to return to our shareholders on a regular basis. The recurring dividend and repurchase programs allow us to return value to our shareholders, while retaining capital to continue our investment in omni-channel and digital initiatives that will expand our market share and generate sustainable long-term profitable growth. TTM (1) Shares Repurchased TTM (1) Dividends Trailing twelve months

Appendix 23

Deep and Tested Management Experience

REGIONAL MANAGEMENT

Rob Beck
President and CEO

- 30+ years of finance and accounting experience
- Also spent 29 years at Citi, including service as COO of the US Retail Bank
- Prior to joining Regional, was EVP and COO for the Leukemia and Lymphoma Society

John Schachtel
COO

- 30+ years of consumer financial services experience
- Prior to joining Regional, was COO at OneMain Financial
- Extensive operations experience at CitiFinancial (now OneMain)

Harp Rana
CFO

- 20+ years of financial services experience
- Prior to joining Regional, was Managing Director, North America Retail Bank at Citigroup
- Held additional roles in business and finance at Citi, including Head of US Retail Deposit & Lending Products

Manish Parmar
Chief Credit Risk Officer

- Nearly 20 years of credit and financial experience
- Prior to joining Regional, was Chief Credit and Analytics Officer at Conn's, Inc.
- Held several senior roles at Discover Financial Services, including Head of Consumer Credit Risk Management

Jim Ryan
Chief Marketing Officer

- 20+ years of consumer financial services experience
- Prior to joining Regional, was Chief Marketing Officer at OneMain Financial for 10 years
- Also held additional senior roles at CitiFinancial, including SVP of Operations and VP of Credit Risk

Chris Peterson
Chief Data Analytics Officer

- 20+ years of digitally-driven data and analytics experience, with extensive expertise in technology, analytics, data systems, and risk management
- Prior to joining Regional, was Head of Data Science and Data Strategy for Capital One's Card business
- Held various leadership roles in the Model Risk Office at Capital One, including Asst. Chief Model Risk Officer

24

Strong Corporate Governance and Board of Directors Jonathan Brown Partner with Basswood Capital Management, LLC Formerly at Sandelman Partners Formerly at Goldman Sachs Maria Contreras-Sweet Former Administrator of U.S. Small Business Administration Founder of ProAmerica Bank Former Secretary of CA’s Business, Transportation and Housing Agency 25 Board of Directors (Non-Employee Directors)

(1) TTM Margin defined as total revenue of $406.3 million, less general and administrative expenses of $184.8 million and interest expense of $33.0 million from 4Q 20 through 3Q 21 (2) Net credit losses as a percentage of average net finance receivables 26 Significant Capacity to Absorb Losses Our balance sheet is in a strong position to absorb losses

27 Non-GAAP Financial Measures In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), this presentation contains certain non-GAAP financial measures. The company’s management utilizes non-GAAP measures as additional metrics to aid in, and enhance, its understanding of the company’s financial results. Tangible equity and funded debt-to-tangible equity ratio are non-GAAP measures that adjust GAAP measures to exclude intangible assets. Management uses these equity measures to evaluate and manage the company’s capital and leverage position. The company also believes that these equity measures are commonly used in the financial services industry and provide useful information to users of the company’s financial statements in the evaluation of its capital and leverage position. In addition, the company has presented non-GAAP measures that adjust for the executive transition, the loan management system outage, the unemployment reserve, the workforce actions taken, and the branch optimization costs. The company believes that these non-GAAP measures provide useful information by excluding certain material items that may not be indicative of our core operating results. As a result, the company believes that the non-GAAP measures that it has presented will allow for a better evaluation of the operating performance of the business. This non-GAAP financial information should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. In addition, the company’s non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies. The following tables provide a reconciliation of GAAP measures to non-GAAP measures.   Annualized general and administrative expenses as a percentage of average net finance receivables Non-operating G&A expense items include costs of $3,066 related to the executive transition, $720 related to the loan management system outage, and severance costs of $778 related to workforce actions Non-operating total revenue items include $419 related to the loan management system outage and a $1,326 reserve for unemployment insurance claims related to COVID-19 Non-operating G&A expense items include branch optimization costs of $728 As of September 30 General and administrative expenses as a percentage of total revenue

28 Non-GAAP Financial Measures (Cont’d)